UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2016

JETPAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1175 Lancaster Avenue, Suite 200, Berwyn, PA 19312

(Address of Principal Executive Offices) (Zip Code)

(484) 324-7980

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 2, 2016, in connection with the closing of the transaction described under Item 2.01 hereof, CollectorSolutions, LLC (f/k/a Collector Solutions, Inc.) (“CSI LLC”), a wholly-owned subsidiary of JetPay Corporation (“JetPay”), entered into a credit agreement (the “Credit Agreement”) with Fifth Third Bank, an Ohio banking corporation (“Lender”), pursuant to which Lender extended to CSI LLC (i) a $1,068,960.30 term loan (the “Term Loan”) and (ii) revolving line of credit facility of $500,000 (the “Revolver”), in each case secured by all of CSI LLC’s assets. In connection with the Credit Agreement, CSI LLC entered into a promissory note, dated June 2, 2016, in respect of the Term Loan (the “Term Note”) and a promissory note, dated June 2, 2016, in respect of the Revolver (the “Revolving Note” and, together with the Term Note, the “Notes”), in each case in favor of Lender. CSI LLC and JetPay entered into the Credit Agreement and Loan Documents (as defined in the Credit Agreement) to refinance certain credit arrangements of CollectorSolutions, Inc. (“CSI”) in place at another financial institution prior to the closing of the transaction.

The Term Note matures on November 30, 2019 and bears interest at 4.00%. The Revolving Note matures on June 2, 2017 and the bears interest at a rate of 2.00% plus the LIBOR Rate for the Interest Period (as such terms are defined in the Revolving Note). The Notes are payable in monthly installments.

The Term Note and the Revolving Note are guaranteed by JetPay pursuant to the guaranty, dated June 2, 2016, by and between JetPay and Lender in respect of the Term Note and the guaranty, dated June 2, 2016, by and between JetPay and Lender in respect of the Revolving Note (collectively, the “Guaranty Agreements”).

Under the Credit Agreement, CSI LLC agreed to comply with certain customary covenants, including a financial covenant related to its fixed charge coverage ratio, during the term of the Credit Agreement, and the Notes may be subject to prepayment upon certain Events of Default as set forth in the Credit Agreement, the Notes and the other Loan Documents (as defined in the Credit Agreement).

The foregoing descriptions of the Credit Agreement, the Notes and the Guaranty Agreements do not purport to be complete and are qualified in their entireties by reference to the Credit Agreement filed herewith as Exhibit 10.1, the Notes filed herewith as Exhibits 10.2 and 10.3 and the Guaranty Agreements filed herewith as Exhibits 10.4 and 10.5.

Item 2.01.	Completion of Acquisition or Disposition of Assets

General

On June 2, 2016, JetPay completed its previously announced acquisition of CollectorSolutions, Inc. (“CSI”) pursuant to the terms of the Agreement and Plan of Merger, dated February 22, 2016, by and among JetPay, CSI Acquisition Sub One, LLC, a Delaware limited liability company and wholly-owned subsidiary of JetPay (“Merger Sub One”), CSI Acquisition Sub Two, LLC, a Delaware limited liability company and wholly-owned subsidiary of Merger Sub One (“Merger Sub Two”), CSI and Gene M. Valentino, an individual, in his capacity as representative of the shareholders of CSI.

Pursuant to the terms of the Merger Agreement, CSI first merged with and into Merger Sub Two, with Merger Sub Two surviving the merger as the indirect, wholly-owned subsidiary of JetPay (the “First Step Merger). Merger Sub Two then merged with and into Merger Sub One, with Merger Sub One surviving the merger as CSI LLC (as defined above), the direct, wholly-owned subsidiary of JetPay (the “Second Step Merger,” and together with the First Step Merger, the “Transaction”).

CSI was, and CSI LLC is, a company that accepts and processes credit and debit card, e-check and check payments and bill present and e-payables services in the United States, with an emphasis on serving government, utility and non-for profit entities.

Consideration

Pursuant to the terms of the Merger Agreement, JetPay issued 3.25 million shares of its common stock, par value $0.001 per share (“Common Stock”), to the shareholders of CSI and assumed up to $1.5 million of CSI’s indebtedness.

Of the 3.25 million shares of Common Stock issued at the closing of the Transaction (the “Closing Common Stock”), (i) 587,500 shares were placed in escrow as partial security for the indemnification obligations of the former shareholders of CSI and (ii) 500,000 shares were placed in escrow and will be released to the former shareholders of CSI or forfeited based upon CSI LLC achieving certain gross profit performance targets in 2016 and 2017 as set forth in the Merger Agreement.

Pursuant to the Merger Agreement, CSI’s former shareholders may also be entitled to receive warrants to purchase up to 500,000 additional shares of Common Stock, each with a strike price of $4.00 per share and a 10-year term from its date of issuance, based upon CSI LLC achieving certain gross profit performance targets in 2018 and 2019 as set forth in the Merger Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed by this Item 2.03 is set forth above in Item 1.01 and in Item 2.01 under the heading “Consideration” and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The information required to be disclosed by this Item 3.02 is set forth above in Item 2.01 of this Current Report on Form 8-K under the heading “Consideration” and is incorporated herein by reference. JetPay issued the Closing Common Stock pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated under the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure

On June 3, 2016, JetPay issued a press release announcing the completion of the Transaction. A copy of the press release is attached to this report as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.

The financial statements of CSI required by this Item 9.01(a) are not included in this Current Report on Form 8-K. The required financial statements will be filed by an amendment to this report not later than 71 calendar days after the deadline for filing this Current Report on Form 8-K.

(b)          Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) related to the Transaction described in Item 2.01 above is not included in this Current Report on Form 8-K. The required pro forma financial information will be filed by an amendment to this report not later than 71 calendar days after the deadline for filing this Current Report on Form 8-K.

(c)          Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated June 2, 2016, by and between CollectorSolutions, LLC (f/k/a CSI Acquisition Sub One, LLC) and Fifth Third Bank

10.2	Promissory Note, dated June 2, 2016, made by CollectorSolutions, LLC (f/k/a CSI Acquisition Sub One, LLC) in favor of Fifth Third Bank

10.3	Revolving Promissory Note, dated June 2, 2016, made by CollectorSolutions, LLC (f/k/a CSI Acquisition Sub One, LLC) in favor of Fifth Third Bank

10.4	Continuing Guaranty Agreement, dated June 2, 2016 by and between JetPay Corporation and Fifth Third Bank

10.5	Continuing Guaranty Agreement, date June 2, 2016, by and between JetPay Corporation and Fifth Third Bank

99.1	Press Release dated June 3, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2016
JETPAY CORPORATION

	By:	/s/ Gregory M. Krzemien
Name: Gregory M. Krzemien
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated June 2, 2016, by and between CollectorSolutions, LLC (f/k/a CSI Acquisition Sub One, LLC) and Fifth Third Bank

10.2	Promissory Note, dated June 2, 2016, made by CollectorSolutions, LLC (f/k/a CSI Acquisition Sub One, LLC) in favor of Fifth Third Bank

10.3	Revolving Promissory Note, dated June 2, 2016, made by CollectorSolutions, LLC (f/k/a CSI Acquisition Sub One, LLC) in favor of Fifth Third Bank

10.4	Continuing Guaranty Agreement, dated June 2, 2016 by and between JetPay Corporation and Fifth Third Bank

10.5	Continuing Guaranty Agreement, date June 2, 2016, by and between JetPay Corporation and Fifth Third Bank

99.1	Press Release dated June 3, 2016.